UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2005

ValueClick Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91361
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Westlake Village, CA – May 25, 2005 – ValueClick, Inc. (Nasdaq: VCLK) today announced two executive appointments to fully leverage the Company’s management depth in corporate development and finance: the appointment of Sam Paisley to the newly-created position of chief administrative officer (CAO); and the promotion of Scott H. Ray to chief financial officer (CFO). Sam Paisley will continue to report to chairman and chief executive officer, James Zarley, and Scott Ray will continue to report to Sam Paisley.

As chief administrative officer, Sam Paisley will continue to have overall responsibility for the Company’s corporate development, legal, finance, and investor relations functions. Sam joined ValueClick in April 2000 as its executive vice president of corporate development and has held various executive level positions, including chief operating officer, before assuming the additional role of chief financial officer in June 2002.

As chief financial officer, Scott Ray will directly manage the Company’s worldwide finance, human resources and facilities functions. Scott joined ValueClick as the general manager of the Company’s Mediaplex division in November 2002, and was promoted to executive vice president of finance in August 2004 to oversee the Company’s global finance team. A certified public accountant in his fourth public company CFO role, Scott is a senior finance executive with significant experience in managing global technology businesses and diversified financial service companies. Prior to these roles Scott worked in public accounting, initially providing assurance services and later providing financial advisory services to both public and private companies.

"These appointments complete the transition strategy we began when Scott joined Sam’s finance team, and will enable ValueClick to fully leverage the talents of these two seasoned and accomplished executives," said James Zarley, chairman and chief executive officer of ValueClick. "Scott has immersed himself in our global businesses and has successfully partnered with Sam to lead our finance team. With Scott as CFO, Sam can increase his focus on our successful corporate development program. Given today’s regulatory requirements and our focus on corporate development, we are fortunate to have Sam and Scott on our management team."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick Inc.

May 25, 2005	By:	Scott H. Ray

Name: Scott H. Ray
Title: Chief Financial Officer